EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Bond Index Funds
File Number: 811-4681
Registrant CIK Number: 0000794105


Items 72, 73 and 74 For Series 1, Series 2, Series 3, Series 4 and Series 5

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002564
Class 1 SEC Identifier  C000007062
Class 2 SEC Identifier  C000007063
Class 3 SEC Identifier  C000035216
Class 4 SEC Identifier  C000007064
Class 5 SEC Identifier  C000081425
Class 6 SEC Identifier  C000046844

Item 72DD

1. Total Income dividends for which record date passed during the period                                             $185,331
2. Dividends for a second class of open-end company shares                                                           $1,067,164
3. Dividends for a third class of open-end company shares                                                            $171.056
4. Dividends for a fourth class of open-end company shares                                                           $585,500
5. Dividends for a fifth class of open-end company shares							     $511,351
6. Dividends for a sixth class of open-end company shares							     $539,800


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.264
        2. Dividends from a second class of open-end company shares                                                 $0.278
        3. Dividends from a third class of open-end company shares                                                  $0.229
        4. Dividends from a fourth class of open-end company shares                                                 $0.279
	5. Dividends from a fifth class of open-end company shares						    $0.280
	6. Dividends from a sixth class of open-end company shares						    $2.073

B)      1. Distributions of capital gains                                                                           $0.029
        2. Distributions of capital gains from a second class of open-end company shares                            $0.029
	3. Distributions of capital gains from a third class of open-end company shares                             $0.001
	4. Distributions of capital gains from a fourth class of open-end company shares                            $0.029
        5. Distributions of capital gains from a fifth class of open-end company shares                             $0.029
        6. Distributions of capital gains from a sixth class of open-end company shares                             $0.221

Items 74A-74V

74D-$134,993,676
74N-$145,011,711
74T-$136,672,661

U)      1. Number of shares outstanding                                                                            650,872
        2. Number of shares outstanding for a second class of shares of open-end company shares                    4,985,458
        3. Number of shares outstanding for a third class of shares of open-end company shares                     0
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                    2,493,017
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			   2,047,073
	6. Number of shares outstanding for a sixth class of shares of open-end company shares			   316,323

V)      1. Net asset value per share (to the nearest cent)                                                          10.87
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                10.87
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 0
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                10.87
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		    10.87
 	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)		    82.33

Item 75B-$119,592,015

Series 2 SEC Identifier S000002563
Class 1 SEC Identifier  C000007060
Class 2 SEC Identifier  C000007061
Class 3 SEC Identifier  C000035215
Class 4 SEC Identifier  C000105310
Class 5 SEC Identifier  C000105311
Class 6 SEC Identifier  C000046843

Item 72DD

1. Total Income dividends for which record date passed during the period                                              $31,983
2. Dividends for a second class of open-end company shares                                                            $93,269
3. Dividends for a third class of open-end company shares                                                             $58,165
4. Dividends for a fourth class of open-end company shares                                                            $50,579
5. Dividends for a fifth class of open-end company shares							      $27,303
6. Dividends for a sixth class of open-end company shares							      $175,470


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.116
        2. Dividends from a second class of open-end company shares                                                 $0.126
        3. Dividends from a third class of open-end company shares                                                  $0.103
        4. Dividends from a fourth class of open-end company shares                                                 $0.130
	5. Dividends from a fifth class of open-end company shares                                                  $0.132
	6. Dividends from a sixth class of open-end company shares                                                  $0.959


B)      1. Distributions of capital gains                                                                           $0.015
        2. Distributions of capital gains from a second class of open-end company shares                            $0.015
	3. Distributions of capital gains from a third class of open-end company shares                             $0.002
	4. Distributions of capital gains from a fourth class of open-end company shares                            $0.015
	5. Distributions of capital gains from a fifth class of open-end company shares                             $0.015
	6. Distributions of capital gains from a sixth class of open-end company shares                             $0.114

Item 74

U)      1. Number of shares outstanding                                                                            254,382
        2. Number of shares outstanding for a second class of shares of open-end company shares                    1,260,223
        3. Number of shares outstanding for a third class of shares of open-end company shares                     0
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                    429,687
	5. Number of shares outstanding for a fifth class of shares of open-end company shares                     239,919
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                     196,013


V)      1. Net asset value per share (to the nearest cent)                                                          10.48
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                10.48
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 0
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                10.48
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 10.48
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)                 79.87


Series 3 SEC Identifier S000002561
Class 1 SEC Identifier  C000007057
Class 2 SEC Identifier  C000007058
Class 3 SEC Identifier  C000024520
Class 4 SEC Identifier  C000105308
Class 5 SEC Identifier  C000035214
Class 6 SEC Identifier  C000046841


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $42,655
2. Dividends for a second class of open-end company shares                                                         $193,828
3. Dividends for a third class of open-end company shares                                                          $39,538
4. Dividends for a fourth class of open-end company shares                                                         $6,794
5. Dividends for a fifth class of open-end company shares							   $42,860
6. Dividends for a sixth class of open-end company shares                                                          $111,321

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.316
        2. Dividends from a second class of open-end company shares                                                 $0.327
        3. Dividends from a third class of open-end company shares                                                  $0.331
        4. Dividends from a fourth class of open-end company shares                                                 $0.333
        5. Dividends from a fifth class of open-end company shares                                                  $0.247
        6. Dividends from a sixth class of open-end company shares                                                  $2.403


B)      1. Distributions of capital gains                                                                           $0.067
        2. Distributions of capital gains from a second class of open-end company shares                            $0.067
	3. Distributions of capital gains from a third class of open-end company shares                             $0.067
	4. Distributions of capital gains from a fourth class of open-end company shares                            $0.067
	5. Distributions of capital gains from a fifth class of open-end company shares 			    $0.005
        6. Distributions of capital gains from a sixth class of open-end company shares 			    $0.494

Item 74

U)      1. Number of shares outstanding                                                                            135,270
        2. Number of shares outstanding for a second class of shares of open-end company shares                    778,320
        3. Number of shares outstanding for a third class of shares of open-end company shares                     140,415
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                    25,589
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                     0
        6. Number of shares outstanding for a sixth class of shares of open-end company shares                     57,554



V)      1. Net asset value per share (to the nearest cent)                                                          11.46
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                11.46
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 11.46
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                11.46
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                  0.00
        6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)                 84.41




Series 4 SEC Identifier S000002562
Class 1 SEC Identifier  C000007059
Class 2 SEC Identifier  C000024522
Class 3 SEC Identifier  C000105309
Class 4 SEC Identifier  C000046842


Item 72DD

1. Total Income dividends for which record date passed during the period                                             $95,034
2. Dividends for a second class of open-end company shares                                                           $84,528
3. Dividends for a third class of open-end company shares                                                            $78,633
4. Dividends for a fourth class of open-end company shares                                                           $30,305


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.556
        2. Dividends from a second class of open-end company shares                                                 $0.573
        3. Dividends from a third class of open-end company shares                                                  $0.576
        4. Dividends from a fourth class of open-end company shares                                                 $3.639


B)      1. Distributions of capital gains                                                                           $0.003
        2. Distributions of capital gains from a second class of open-end company shares                            $0.003
	3. Distributions of capital gains from a third class of open-end company shares                             $0.003
	4. Distributions of capital gains from a fourth class of open-end company shares                            $0.020




Item 74

U)      1. Number of shares outstanding                                                                            181,920
        2. Number of shares outstanding for a second class of shares of open-end company shares                    160,070
        3. Number of shares outstanding for a third class of shares of open-end company shares                     180,282
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     11,400


V)      1. Net asset value per share (to the nearest cent)                                                           14.26
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 14.26
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  14.26
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                 93.73



Series 5 SEC Identifier S000019554
Class 1 SEC Identifier  C000054349
Class 2 SEC Identifier  C000054350
Class 3 SEC Identifier  C000054351


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $123,813
2. Dividends for a second class of open-end company shares                                                         $238,998
3. Dividends for a third class of open-end company shares                                                          $191,999



Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.281
        2. Dividends from a second class of open-end company shares                                                 $0.581
        3. Dividends from a third class of open-end company shares                                                  $0.239

B)      1. Distributions of capital gains                                                                           $0.016
        2. Distributions of capital gains from a second class of open-end company shares                            $0.031
	3. Distributions of capital gains from a third class of open-end company shares                             $0.013


Item 74

U)      1. Number of shares outstanding                                                                            425,273
        2. Number of shares outstanding for a second class of shares of open-end company shares                    416,691
        3. Number of shares outstanding for a third class of shares of open-end company shares                     801,945


V)      1. Net asset value per share (to the nearest cent)                                                           13.18
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 25.87
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                  10.54


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